Exhibit 10.1

FORM OF LOCK-UP AGREEMENT

[   ], 2026

Lucid Capital Markets, LLC

As Representative of the several Underwriters listed in Schedule I to the Underwriting Agreement referred to below

c/o Lucid Capital Markets, LLC

570 Lexington Avenue

New York, New York 10022

Re:	Proposed Public Offering by Gravitics Holdings, Inc.

Ladies and Gentlemen:

The undersigned, a securityholder and/or officer and/or director of Gravitics, Inc., a Delaware corporation, understands that Gravitics, Inc. has announced a transaction (the “Merger”) in which it will merge with a subsidiary of Non-Invasive Monitoring Systems, Inc., a Florida corporation (“NIMU”). Following the completion of the Merger, the name of NIMU will be changed to Gravitics Holdings, Inc. In this Agreement, the term the “Company” refers to Gravitics, Inc., prior to the Merger, or Gravitics Holdings, Inc., following the Merger, as applicable.

In connection with the Merger, the Company proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Lucid Capital Markets, LLC (“Lucid”), as representative of the several underwriters named in Schedule I therein (the “Representative”), relating to the proposed public offering (the “Offering”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). Capitalized terms not otherwise defined in this letter agreement shall have the meanings set forth in the Underwriting Agreement.

The undersigned irrevocably agrees with the Company that, from the date of the Underwriting Agreement until 180 days following the Closing Date (such period, the “Restriction Period”), the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate (as defined in the Underwriting Agreement) of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to, any shares of common stock of the Company or securities convertible, exchangeable or exercisable into shares of common stock of the Company beneficially owned or held or hereafter acquired by the undersigned (the “Securities”). Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the transfer agent of the Company from effecting any actions in violation of this letter agreement. The Representative may consent to an early release from the Restriction Period if, in its sole and absolute discretion, the market for the Securities would not be adversely impacted by sales and in cases of financial emergency.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Securities provided that (1) the Company and Representative receives a signed lock-up letter agreement (in the form of this Letter Agreement) for the balance of the Restriction Period from each donee, trustee, distributee, or transferee, as the case may be, prior to such transfer and as a condition to such transfer, (2) any such transfer shall not involve a disposition for value, (3) such transfer is not required to be reported with the Securities and Exchange Commission in accordance with the Exchange Act and no report of such transfer shall be made voluntarily, and (4) neither the undersigned nor any donee, trustee, distributee or transferee, as the case may be, otherwise voluntarily effects any public filing or report regarding such transfers, with respect to transfer:

(i)	as a bona fide gift or gifts;
(ii)	to any immediate family member or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this Letter Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);
(iii)	to any corporation, partnership, limited liability company, or other business entity all of the equity holders of which consist of the undersigned and/or the immediate family of the undersigned;
(iv)	if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (a) to another corporation, partnership, limited liability company, trust or other business entity that is an Affiliate of the undersigned or (b) in the form of a distribution to limited partners, limited liability company members or stockholders of the undersigned;
(v)	if the undersigned is a trust, to the beneficiary of such trust;
(vi)	by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned; or
(vii)	pursuant to a court order or settlement agreement, including a qualified domestic relations order, in connection with a divorce, dissolution of marriage or separation.

In addition, notwithstanding the foregoing, this Letter Agreement shall not restrict the delivery of shares of Common Stock to the undersigned upon (i) exercise of any options granted under any employee benefit plan of the Company; provided that any shares of Common Stock or Securities acquired in connection with any such exercise will be subject to the restrictions set forth in this Letter Agreement, or (ii) the exercise of warrants; provided that such shares of Common Stock delivered to the undersigned in connection with such exercise are subject to the restrictions set forth in this Letter Agreement.

In addition, notwithstanding the foregoing, nothing in this Letter Agreement shall prohibit the undersigned from establishing, during the Restriction Period, a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Securities; provided that (1) no sales or other transfers of Securities shall be made pursuant to such plan until after the expiration of the Restriction Period, and (2) no filing, report or public announcement regarding the establishment of such plan shall be required or voluntarily made during the Restriction Period.

In addition, notwithstanding the foregoing, the undersigned may transfer, sell, forfeit or otherwise dispose of Securities to the Company, or have Securities withheld by the Company, or exercise options or other equity awards on a “net” or “cashless” basis, in each case solely to satisfy tax withholding obligations or to pay the exercise price arising from the vesting, settlement or exercise of options, restricted stock units, restricted stock or other equity awards granted under an equity incentive plan of the Company (including “sell-to-cover” transactions); provided that (1) any Securities received by the undersigned upon such vesting, settlement or exercise, net of the Securities transferred, sold, forfeited or withheld to satisfy such tax withholding or exercise price obligations, shall remain subject to the terms of this Letter Agreement, and (2) if the undersigned is required to file a report under Section 16(a) of the Exchange Act reporting such transfer, such report shall include a statement to the effect that such transfer or disposition was effected solely to satisfy tax withholding or exercise price obligations in connection with the vesting, settlement or exercise of such equity awards, and no other filing, report or public announcement regarding such transaction shall be required or voluntarily made.

In addition, notwithstanding the foregoing, the undersigned may pledge Securities as collateral or security for a loan, advance or extension of credit made by a bank or other financial institution in a bona fide transaction, and may transfer Securities upon a foreclosure by such bank or financial institution pursuant to any such pledge; provided that (1) the applicable bank or financial institution, prior to or in connection with such foreclosure and any related transfer, executes and delivers to the Company and the Representative a lock-up agreement in the form of this Letter Agreement for the balance of the Restriction Period, and (2) no filing, report or public announcement regarding such pledge or foreclosure shall be required or voluntarily made during the Restriction Period, other than any filing required under Section 16(a) of the Exchange Act, which filing shall note the nature of such transfer as a pledge or foreclosure.

The undersigned acknowledges that the execution, delivery and performance of this letter agreement is a material inducement to each Underwriter to perform under the Underwriting Agreement and that each Underwriter (which shall be a third party beneficiary of this letter agreement) and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this letter agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Underwriting Agreement.

This agreement shall automatically terminate, and the undersigned shall be released from its obligations hereunder, upon the earliest to occur, if any, of (i) the Company advising the Representative in writing, prior to the execution of the Underwriting Agreement, that it has determined not to proceed with the Offering, (ii) the executed Underwriting Agreement being terminated prior to the closing of the Offering (other than the provisions thereof that survive termination), and (iii) September 30, 2026, in the event that the Underwriting Agreement has not been executed by such date (provided, however, that the undersigned agrees that this lock-up agreement shall be automatically extended by three months if the Company provides written notice to the undersigned that the Company is still pursuing the Offering).

This letter agreement may not be amended or otherwise modified in any respect without the written consent of the Representative and the undersigned. This letter agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this letter agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Underwriting Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this letter agreement does not intend to create any relationship between the undersigned and each Underwriter and that no issuance or sale of the Securities is created or intended by virtue of this letter agreement.

The Company hereby acknowledges and agrees that, reflecting this letter agreement, it has placed an irrevocable stop transfer instruction with the Transfer Agent on all Securities beneficially owned by the undersigned until the end of the Restriction Period. This letter agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Underwriters. This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

This Letter Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provisions hereof be enforced by, any other Person.

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_________________________

Signature

__________________________

Print Name

__________________________

Position in Company, if any

Address for Notice:

____________________________

____________________________

____________________________

Number of shares of Common Stock

__________________________________________________________________________________________

Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Letter Agreement.

Gravitics Holdings, Inc.

By:
Name:
Title: